Exhibit 99.906.CERT

     CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Jean Bernhard Buttner, Chairman and President of The Value Line Income and Growth Fund, Inc.(the "Registrant"), certify that:

1. The periodic report on Form N-CSR of the Registrant for the period ended 6/30/03 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.





Date: August 29, 2003
      --------------------

                                         By: /s/ Jean Bernhard Buttner
                                             -------------------------
                                               Jean Bernhard Buttner
                                               Chairman and President
                                     Value Line Income and Growth Fund, Inc.

     CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, David T. Henigson, Vice President and Secretary/Treasurer of The Value Line Income and Growth Fund, Inc.(the "Registrant"), certify that:

1. The periodic report on Form N-CSR of the Registrant for the period ended 6/30/03 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.





Date: August 29, 2003
      --------------------

                                         By: /s/ David T. Henigson
                                             ---------------------
                                                 David T. Henigson
                                     Vice President and Secretary/Treasurer
                                     Value Line Income and Growth Fund, Inc.